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                       SECURITIES AND EXCHANGE COMMISSION
       ------------------------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                                 --------------

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                December 20, 2001


                           NORTEL NETWORKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                     001-07260           not applicable
----------------------------         ---------           --------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)         Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                 L6T 5P6
-----------------------------------------------------                 -------
  (address of principal executive offices)                          (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.   OTHER EVENTS

On December 21, 2001, the Registrant issued a press release announcing the amendment of the US $2.0 billion 364-day credit agreements entered into in June 2001 by Nortel Networks Limited and Nortel Networks Inc. (the Registrant's principal operating subsidiaries). The amendments, completed with the support of all of the banks that are parties to the credit agreements, extend the term from June 14, 2002 to December 13, 2002 and reduce the size of the facility to US$1.575 billion from US$2.0 billion. In the press release, the Registrant also provided an outlook for business performance for the fourth quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and such press release is hereby incorporated in its entirety by reference.

The amended credit agreements contain financial covenants that require the maintenance of a minimum consolidated tangible net worth (which has been adjusted to be in line with Nortel Networks Limited's other credit agreements) and the achievement of minimum consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) thresholds. The minimum Nortel Networks Limited consolidated net worth required is US$1,880,000,000. The consolidated EBITDA covenant requires that the Registrant achieve a cumulative EBITDA of negative US$500,000,000 or better for the three months ended March 31, 2002. In addition, there are minimum EBITDA covenants in place for the remainder of fiscal year 2002 and the first three quarters of 2003, tested in quarterly increments during the period. Compliance with this covenant will require EBITDA improvements during the fiscal year 2002, and further improvements in the year thereafter. Certain business restructuring charges, other nonrecurring expenses and gains, and accounting changes will be excluded from the calculation of EBITDA. The amendments also provide for the granting of security over substantially all of the assets of the Registrant and its subsidiaries in the event that Nortel Networks Limited's U.S. senior unsecured long-term debt rating falls below investment grade. The security would be released at such time as Nortel Networks Limited's U.S. long-term debt rating returns to investment grade. In the event that such security is in fact granted as a result of such rating downgrade, certain other existing financings and obligations will be, and certain future financings and obligations would be, secured to the extent required by such financings and obligations during the time that the security arrangements for the credit agreements are in effect.

In addition, the amended credit agreements contain customary covenants restricting additional debt, the payment of dividends, corporate events, liens, sale and leasebacks, capital expenditures and investments, and other matters. Payment of dividends on the outstanding preferred shares of Nortel Networks Limited is not restricted provided compliance with certain covenants of the amended credit agreements is maintained.

The above is a summary of certain provisions of the amended credit agreements. The amended credit agreements will be filed as exhibits to a subsequently filed Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits.


99.1     Press Release dated December 21, 2001.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTEL NETWORKS CORPORATION


                                     By:          /S/ DEBORAH J. NOBLE
                                           -----------------------------------
                                           Deborah J. Noble
                                           Corporate Secretary


                                     By:          /S/ BLAIR F. MORRISON
                                           -----------------------------------
                                           Blair F. Morrison
                                           Assistant Secretary



Dated:  December 21, 2001



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                                  EXHIBIT INDEX
                                  -------------




99.1     Press Release dated December 21, 2001.